SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                November 5, 2003
                Date of Report (Date of earliest event reported)




                              RESERVE BANCORP, INC.
           -----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        Pennsylvania                  0- 49696                23-3102103
-----------------------------        ----------          ----------------------
(State or other jurisdiction         (File No.)             (IRS Employer
     of incorporation)                                   Identification Number)


  2000 Mt. Troy Road, Pittsburgh, Pennsylvania                    15212
------------------------------------------------                ----------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (412) 322-6107
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                              RESERVE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

ITEM 5.   OTHER EVENTS
          ------------

         On November 5, 2003, the Registrant announced that it intends to initiate a repurchase plan covering up to 5%, or 36,353 shares of its outstanding common stock, to be purchased in the open market. The Registrant announced that the repurchases would be made from time to time in open market transactions, subject to the availability of shares.

         For further details, reference is made to the Press Release dated November 5, 2003, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS
          -----------------------------------------

         (c)  Exhibits.

              99    Press Release dated November 5, 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       RESERVE BANCORP, INC.



Date: November 5, 2003                By: /s/ Robert B. Kastan
                                          --------------------------------------
                                          Robert B. Kastan, Treasurer/Controller